UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2022
____________________________________________________

(Exact name of registrant as specified in its charter)
____________________________________________________

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2022, pursuant to a unanimous written consent, the Board of Directors (the ‘Board”) of Travelzoo, a Delaware corporation (the “Company”) approved and adopted effective as of such date an amendment and restatement of the By-laws of the Company (the “By-laws”), with the following effect:

•    Inserted new Section 2.9 (Proxy Access), which adds provisions that clarify the process for stockholder nominees to be included in the Company’s proxy statement (e.g., notice, information to be included in the proxy statement, nominee limits, eligibility requirements, ownership requirements, deliverables and exceptions).

The foregoing description of the amendments to the By-laws included in the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, which is attached hereto as Exhibit 3.5 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	April 5, 2022	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

3.5	Amended and Restated By-laws of Travelzoo